UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (date of earliest event reported): March 27, 2020

                                  PIERRE CORP.
                   (Exact name of Registrant as specified in its charter)

     Nevada                         333-227286
----------------------------    ---------------------    -----------------
(State or other jurisdiction    (Commission File No.)    (IRS Employer
of incorporation)                                        Identification No.)

                        75 E. Santa Clara St., 6th Floor
                               San Jose, CA 95113
                   -----------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (818) 855-8199

                                       N/A
                                ---------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

                                                    Name of Each Exchange
   Title of Each Class      Trading Symbol(s)       on Which Registered
   -------------------      -----------------       ----------------------
         None                   N/A                        N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]


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Item 8.01   Other Events.

     The Company will be relying on the Securities and Exchange Commission's Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 4, 2020 (Release No. 34-88318) (the "Order") to delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the "2019 10-K") due to the circumstances related to COVID-19. In particular, COVID-19 has caused disruptions in our normal interactions with our auditors. The Company has historically provided its auditors with full access to work papers and related information. Historically personnel from the audit firm worked onsite, making whatever copies of materials they deemed necessary in order to complete the audit. Because the audit personnel are now working remotely as much as possible, and relying on the Company to scan work papers and other documents, the Company's ability to complete its audit and file the 2019 10-K prior to its due date is delayed. Notwithstanding the foregoing, the Company expects to file the 2019 10-K no later than May 14, 2020.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 27, 2020                  PIERRE CORP.


                                       By:  J. Jacob Isaacs
                                           ------------------------------------
                                           J. Jacob Isaacs, Chief Executive
                                              Officer







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